GOF P-14 06/13

SUPPLEMENT DATED JUNE 4, 2013

TO THE CURRENTLY EFFECTIVE PROSPECTUS

 OF

EACH OF THE LISTED FUNDS

Franklin Investors Securities Trust

Franklin Balanced Fund

Franklin Templeton International Trust

Franklin Templeton Global Allocation Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Foreign Fund

Templeton World Fund

Templeton Global Investment Trust

Templeton Emerging Markets Balanced Fund

Templeton Emerging Markets Small Cap Fund

Templeton Global Smaller Companies Fund

Templeton Institutional Funds

Emerging Markets Series

The Prospectus is amended as follows:

I. For the Franklin Balanced Fund, the third paragraph of the  “Fund Details – Principal Investment Policies and Practices” section on page 40 is amended as follows:

The Fund may invest up to 15% of its net assets in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment. ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

II. For the Templeton World Fund, Templeton Foreign Fund and Templeton Global Smaller Companies Fund, the following paragraph is added to the  “Fund Details – Principal Investment Policies and Practices” section:

The Fund may also buy and sell (write) exchange traded and over-the-counter equity call options on individual securities held in its portfolio in an amount up to 10% of its net assets, to generate additional income for the Fund.

III. For the Templeton World Fund, Templeton Foreign Fund and Templeton Global Smaller Companies Fund, the following paragraph is added to the  “Fund Details – Principal Risks” section:

Derivative Instruments

Options are considered derivative instruments. The performance of derivative instruments depends, at least in part, on the performance of an underlying asset or index. Derivative instruments involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the relevant market, such as stock market movements or in the price of the specific underlying instrument.

Should a market move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correction between movements in the value of the derivative instrument and the value of underlying investment or other asset being hedged.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to OTC options) does not perform as promised, including such counterparty’s bankruptcy or insolvency. Other risks include the inability to close out a position because the trading market becomes illiquid or the availability of counterparties becomes limited for a short or even prolonged period of time and the possible presence of speculators in the particular market that may lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. Investors should bear in mind that the Fund is not obligated to actively engage in these transactions. The Fund has claimed an exclusion from the definition of “commodity pool operator” and therefore is not subject to regulation or registration as such under the Commodity Exchange Act.

IV. The “Fund Details – Principal Risks” section for the Franklin Templeton Global Allocation Fund, Templeton Developing Markets Trust, Emerging Market Series, Templeton Emerging Markets Small Cap Fund and Templeton Emerging Markets Balanced Fund, is amended to add the following:

Participatory Notes

Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. In addition, the Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Please keep this supplement for future reference.